                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-12

                                   INRAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                   INRAD, INC.

                               181 Legrand Avenue
                           Northvale, New Jersey 07647



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 2000



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD, Inc. (the "Company") will be held at the offices of Lowenstein Sandler P. C., 65 Livingston Avenue, Roseland, New Jersey on Monday, August 14, 2000 at 2:00 p.m. for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders.

         2. To amend the Certificate of Incorporation of the Company to increase the total number of Common Shares authorized.

         3.       To approve the INRAD, Inc. 2000 Equity Compensation Program.

         4.       To amend the INRAD, Inc. Key Employee Compensation Program

         5. To consider and act upon other matters, which may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on June 30, 2000, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. Shareholders who are present at the meeting may revoke their proxies and vote in person. We hope you will attend.


                                        By Order of the Board of Directors



                                        William S. Miraglia, Secretary





Northvale, New Jersey
July 24, 2000

                                   INRAD, INC.

                                 PROXY STATEMENT

The following statement is furnished in connection with the solicitation by the Board of Directors of INRAD, Inc., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey on Monday, August 14, 2000 at 2:00 p.m. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about July 15, 2000


                          SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record at the close of business on June 30, 2000, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 4,776,578 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. The approval of the amendment of the Certificate of Incorporation, the 2000 Equity Compensation Program and the amendment of the INRAD, Inc. Key employee compensation Program will require approval of a majority of votes cast. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors.


                          VOTING: REVOCATION OF PROXIES

A form of proxy is enclosed for use at the Annual Meeting if a shareowner is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees for directors, and in favor of the amendment of the Certificate of Incorporation and the approval of the 2000 Equity Compensation Program and the amendment of the INARD, Inc. Key Employee Compensation Program as described in this Proxy Statement.


                              COSTS OF SOLICITATION

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.


                             PRINCIPAL SHAREHOLDERS

The following table presents certain information with respect to the security ownership of the Directors of the Company and the security ownership of the only individuals or entities known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of June 30, 2000. The Company has been advised that all individuals listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.

                                                               Percent of
Name and Address                  Number of shares            Common Stock
--------------------------------------------------------------------------------
Warren Ruderman                       1,728,721                   36.2
C/o INRAD, Inc.
181 Legrand Avenue
Northvale, NJ  07647

Clarex, Ltd.                          2,582,214 (1)               48.9
C/o Bank of Nova Scotia
Trust Company Bahamas Ltd.
P.O. Box N1355
Nassau, Bahamas

CNA Holdings, Inc.                      300,000                    6.3
86 Morris Avenue
Summit, NJ  07901

Frank Wiedeman                           57,750 (2)                1.2
C/o INRAD, Inc.

Thomas Lenagh                            31,250 (3)                0.6
C/o INRAD, Inc.

Daniel Lehrfeld                              -0-                   0.0
C/o INRAD, Inc.


John Rich                                    -0-                   0.0
C/o INRAD, Inc.


Directors and Executive               1,873,946 (4)               38.1
  Officers as a group
  (9 persons)


(1) Including 500,000 shares issuable upon conversion of 10% convertible preferred stock within 60 days.

(2) Including 57,750 shares subject to options or warrants exercisable within 60 days.

(3) Including 31,250 shares subject to options or warrants exercisable within 60 days.

(4) Including 143,625 shares subject to options or warrants exercisable within 60 days.

                                  PROPOSAL ONE


                              ELECTION OF DIRECTORS


Five directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a shareowner checks the box "withhold authority" on his proxy or indicates that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the persons listed in the table below to serve as directors. Discretionary authority is solicited to vote for the election of a substitute for any nominee who, for any reason, presently unknown, cannot be a candidate for election.


                                    NOMINEES

The following table sets forth the names and ages of the nominees for election to the Board of Directors, the principal occupation or employment of each nominee for the past five years, the principal business of the organization in which said occupation is or was carried on, the name of any other public corporation for which they served as Board members, and the period during which each nominee has served as a director of the Company.


                    POSITION WITH COMPANY AND OTHER BUSINESS

          NAME AND AGE           EXPERIENCE DURING PAST FIVE YEARS                             DIRECTOR SINCE
---------------------------------------------------------------------------------------------------------------
      Thomas Lenagh (74)         Chairman of the Board of Directors (1999 - Present)                1998
                                 Management Consultant (1990-Present)


      Daniel Lehrfeld (56)       President and Chief Executive Officer (1999-Present)               1999
                                 Vice President, General Manager Electro-Optics Center
                                 A division of Raytheon (formerly GM/Hughes and Magnavox
                                 Electronics ( 1990-1999)


      Warren Ruderman (80)       Founder and former Chief Executive Officer (1973-2000)             1973


      Frank Wiedeman (84)        Executive Director (1980 - Present)                                1998
                                 American Capital Management, Inc.


      John Rich (62)             Vice President, C&D Technologies, Inc. (1999-Present)              2000
                                 President, Hughes Danbury Optical Systems (1990-1999)


During 1999, four meetings of the Board of Directors were held. Each non-employee director is paid $500 for each Board Meeting he attends, and $250 for each conference call meeting he participates in. During 1999, each director attended or participated in all the meetings held.

The Board has an Audit Committee whose members presently are John Rich, Tom Lenagh and Frank Wiedeman. The Audit Committee reviews the independence, qualifications and activities of the Company's independent accountants. It meets privately with them as well as with management. The Committee recommends to the Board the appointment of the independent accountants.

The Board has no separate Nominating Committee. The entire Board selects management nominees for election as directors. While the Board will consider nominees recommended by stockholders, it has not established formal procedures for this purpose.

The directors serve one-year terms. Pursuant to agreements between the Company and CNA Holdings, Inc. ("CNA"), CNA may designate a representative for nomination to the Company's Board of Directors; the Company has agreed to use its best efforts to have a designated representative elected to the Board of Directors. At the present time, CNA has not designated a representative to the Board.

Pursuant to an agreement between INRAD and Clarex, Ltd. ("Clarex"), the Company has agreed to use its best efforts to have two individuals selected by Clarex elected to the Board of Directors as long as any of the subordinated convertible notes or debentures are outstanding. Clarex has selected Messrs. Wiedeman and Lenagh as representatives.

                                  PROPOSAL TWO

                          INCREASE IN AUTHORIZED SHARES



The Board of Directors has recommended that the stockholders approve an amendment to the Company's Certificate of Incorporation, as permitted by the New Jersey Business Corporation Act, to increase the number of authorized shares of Common Stock from 6,000,000 shares to 15,000,000 shares.





         The Company is currently authorized by its Articles of Incorporation to issue 6,000,000 shares of Common Stock, par value $0.01 per share. As of June 30, 2000, 4,776,578 shares of Common Stock were issued and outstanding. In addition, the Company has reserved shares of Common Stock for issuance as follows: 500,000 shares for issuance upon conversion of the Company's 10% Convertible Preferred Stock, [plus an indeterminate number of shares for issuance upon conversion of rights to receive unpaid dividends on such shares], 143,092 shares for issuance upon exercise of stock purchase warrants, and 500,000 shares for issuance upon exercise of authorized stock options under the Company's stock option plan. Accordingly, the Company has issued or reserved 5,919,670 shares (i.e., all but 80,300 of its total authorized shares).

         The Company has no plans, understandings or negotiations underway at this time for the issuance of any material amounts of unissued and unreserved shares except for the 2000 Equity Compensation Program described in proposal three. If proposal two is not approved by the shareholders the Company will not have sufficient authorized shares put into reserve of 1,500,000 for issuance under the 2000 Equity compensation Program. The Board of Directors believes that it is desirable to increase the number of shares of Common Stock to 15,000,000 both to provide for the 2000 Equity Compensation Program and other requirements. The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued Common Stock, which can be issued for or in connection with such corporate purposes as, may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholder's meeting to approve such additional authorized capital stock. Such corporate purposes could include, with limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Common Stock upon exercise of options granted under the Company's stock options plan or in connection with other employee benefit plans, (d) the issuance of Common Stock upon the conversion of any preferred stock, the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

         The additional shares of Common Stock, together with other authorized stock and unissued shares, generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, the Company's governing documents, or any stock exchange on which the Company's securities may then be listed.

         Although the Board of Directors will authorize the issuance of additional shares of Common Stock only when it considers doing so to be in the best interests of stockholders, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings and equity per share of Common Stock and on the voting rights of holders of shares of Common Stock. The increase in the authorized number of shares of Common Stock also could be viewed as having anti-takeover effects. While the Board of Directors has no current plans to do so, shares of Common Stock could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, shares of Common Stock could be privately sold to purchasers favorable to the Board of Directors in opposing a change in control or to dilute the stock ownership of a person seeking to obtain control. The Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased shares of authorized Common Stock for anti-takeover purposes.

         Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership interest. However, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

         The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required to approve the proposed amendment. If the stockholders do not approve the proposed amendment, the number of authorized shares of Common Stock will remain 6,000,000 and the company will not issue options under the 2000 Equity Compensation Program, even if approved by the Shareholders. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" the increase in the number of authorized shares of Common Stock.

         The Board of Directors recommends that the shareholders vote "FOR" the proposal to increase the number of authorized shares of Common Stock.

                                 PROPOSAL THREE

                           ADOPTION OF THE INRAD, INC.
                        2000 EQUITY COMPENSATION PROGRAM


         The Board of Directors of the Company (the "Board") adopted the INRAD, Inc. 2000 Equity Compensation Program (the "Program"), subject to shareholder approval. The Company currently maintains the 1991 Key Employee Compensation Program (the "1991 Program"), and it has reserved 500,000 shares of the Company's Common Stock for issuance under the 1991 Program. As of June 30, 2000, 74,500 shares remained available for issuance under the 1991 Program. Approval of the Program is intended to ensure that the Company can continue to provide stock options at levels determined appropriate by the Board. The following is a brief description of the material features of the Program. Such description is qualified in its entirety by reference to the Program, a copy of which is set forth as Exhibit A to this Proxy Statement.


PURPOSE

         The purpose of the Program is to help attract and retain superior directors, officers, key employees and consultants of the Company and its subsidiaries and to encourage them to devote their abilities and industry to the success of the Company.


SHARES AND INCENTIVES AVAILABLE UNDER THE PROGRAM

         The Program provides for grants of options, stock appreciation rights, and performance shares. An aggregate of 1,500,000 shares of Common Stock are authorized for issuance under the Program, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Program. Such shares may be authorized and unissued shares or treasury shares. As of July 5, 2000, the closing sale price per share of the Common Stock on the OTC Bulletin Board was $3.50.


ELIGIBILITY

         All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the Program. The Company estimates that as of June 30, 2000, there were approximately 72 individuals eligible to participate in the Program.

DETERMINATION OF ELIGIBILITY; ADMINISTRATION OF THE PROGRAM

         The Program will be administered by the Board or by a committee appointed by the Board (the "Committee"), which to the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), shall consist solely of "Outside Directors" (as defined). When acting to administer the Program, the Board or the Committee is referred to as the "Program Administrator." For purposes of the Program, the term "Outside Director" shall mean a director who (a) is not a current employee of the Company or its subsidiaries; (b) is not a former employee of the Company or its subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Company or its subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Company or its subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

         The Program Administrator has full discretion and authority to: (a) interpret the Program; (b) define its terms; (c) prescribe, amend and rescind rules and regulations relating to the Program; (d) select eligible individuals to receive options, stock appreciation rights, and performance shares under the Program; (e) determine when options, stock appreciation rights, or performance shares shall be granted under the Program; (f) determine the type, number, and terms and conditions of awards to be granted and the number of shares of stock to which awards will relate, and any other terms and conditions of options, stock appreciation rights, and performance shares; and (g) make all other determinations that may be necessary or advisable for the administration of the Program.

         Any action of the Program Administrator is final, conclusive and binding on all parties in the Program and on their legal representatives, heirs and beneficiaries. The Program provides that members of the Board or the Committee acting as the Program Administrator will not be liable for any act or determination taken or made in good faith in their capacities as such members and will be fully indemnified by the Company with respect to such acts and determinations.


TYPES OF AWARDS

         The Program is comprised of four parts: (i) the Incentive Stock Option Plan ("Incentive Plan"), (ii) the Supplemental Stock Option Plan ("Supplemental Plan"), (iii) the Stock Appreciation Rights Plan ("SAR Plan"), and (iv) the Performance Share Plan.

         INCENTIVE PLAN. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code. The Program Administrator may grant ISOs to purchase Common Stock to any employee of the Company or its subsidiaries. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. Any ISO granted to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries shall expire no later than 5 years from the date it was granted.

         The exercise price of ISOs may not be less than the fair market value of the Company's Common Stock on the date of grant. However, the exercise price of an ISO granted to a 10% or more stockholder may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

         SUPPLEMENTAL PLAN. Options granted under this Supplemental Plan shall not be ISOs as defined in Section 422 of the Code. The Program Administrator may grant supplemental stock options to eligible participants in the Program. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. The exercise price of supplemental stock options shall be determined by the Program Administrator at the time of grant.

         SAR PLAN. The Program Administrator may grant stock appreciation rights ("SARs") to eligible participants in the Program. These SARs may be granted either together with supplemental stock options or ISOs ("Tandem Options") or as naked stock appreciation rights ("Naked Rights"). Tandem Options entitle the holder to receive from the Company an amount equal to the fair market value of the shares of Common Stock which the recipient would have been entitled to purchase on that date upon the surrender of the unexpired option, less the amount the recipient would have been required to pay to purchase the shares upon the exercise of the option. Naked Rights entitle the holder to receive the excess of fair market value of those rights at the end of a designated period over the fair market value of those rights when they are granted. Payments to recipients who exercise SARs may be made, at the discretion of the Program Administrator, in cash by bank check, in shares of Common Stock with a fair market value equal to the amount of payment, in a note in the payment amount, or any combination of these totaling the payment amount.

         PERFORMANCE SHARE PLAN. The Program Administrator may grant performance shares to eligible participants in the Program. Each grant confers upon the recipient the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period (including the recipient's continued employment with or service to the Company).

         Payment may be made, in the discretion of the Program Administrator, in shares of Common Stock, a check for the fair market value of the shares of Common Stock to which the performance share award relates (the "payment amount"), a note in the payment amount, or any combination of these totaling the payment amount. The Program Administrator shall specify the performance objectives, determine the duration of the performance objective period (not to be less than 1 year nor more than 10 years from the date of the grant) and determine whether performance objectives have been met during the designated period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.


EXERCISE

         Options may be exercised by providing written notice to the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable option agreement. Payment may be made in cash, other shares of Common Stock or by a combination of cash and shares. The Program Administrator may also permit cashless exercises pursuant to procedures approved by the Program Administrator.


VESTING OF OPTIONS

         Unless otherwise provided by the Program Administrator at the time of grant or accelerated, stock options vest in 3 annual installments commencing one year after the date of grant.


TRANSFERABILITY OF AWARDS

         Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, except that the Program Administrator may, in its discretion, permit transfers of supplemental stock options and/or stock appreciation rights granted in tandem with such options for estate planning or other purposes subject to any applicable restrictions under federal securities laws. Common Stock which represents either performance shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods may not be sold, pledged, assigned or transferred in any manner.


AWARD LIMITATIONS

         The maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that an individual may receive in any calendar year is 400,000.


ACCELERATION OF VESTING; CHANGE IN CONTROL

         The Program Administrator may, in its discretion, accelerate the exercisability of any option or stock appreciation right or provide that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share award shall lapse upon the occurrence of a "change in control" of the Company. Each of the following constitutes a change in control under the Program: (i) the consummation of a merger or consolidation where the Company is not the surviving Company or in which the Company's shareholders before the transaction do not own 50% or more of the common stock of the surviving corporation immediately after the transaction; (ii) the sale or other disposition of all or substantially all of the assets of the Company; (iii) shareholder approval for a complete liquidation or dissolution of the Company; (iv) a purchase by a "person" within the meaning of Sections 13(d) of the Securities Exchange Act of 1934, as amended, by a corporation or by any other entity of any voting securities of the Company pursuant to a tender offer or exchange offer, unless the Board previously determined that such purchase would not be deemed a Change in Control for purposes of the Program; (v) a purchase by a person, corporation or other entity of beneficial ownership of at least 50% of the Company's voting securities, unless the Board previously determined that such purchase would not be deemed a Change in Control for purposes of the Program; or (vi) if the individuals who were members of the Board when the Program was adopted (the "Original Directors"), who are thereafter elected to the Board and whose election, or nomination for election, to the Board was approved by the Original Directors then still in office ("Additional Original Directors"), and who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

         If a change in control occurs pursuant to a merger or consolidation or sale of assets as described above, then each outstanding option, stock appreciation right, and performance share award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board to be the successor corporation unless the successor does not so agree at least 15 days prior to the merger, consolidation or sale of assets. In that instance, each option, stock appreciation right, or performance share award shall be deemed to be fully vested and exercisable.


EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

         Except as otherwise provided in any agreement evidencing an award or option:
         (a) in the event that a participant's employment or service with the Company is terminated for "cause," any outstanding options and awards of such participant shall terminate immediately;
         (b) in the event that a participant's employment or service with the Company terminates due to death or disability (within the meaning of Section 22(e)(3) of the Code), all options and stock appreciation rights of such participant (other than Naked Rights) will lapse unless exercised, to the extent exercisable at the date of termination, within one year following such date of termination, all performance awards for which all performance objectives and conditions have been achieved and satisfied (other than continued employment or status as a consultant) shall be paid in full (any remaining awards of such participant will be forfeited), and all Naked Rights shall be fully paid by the Company as of the date of death or disability; and
         (c) in the event that a participant's employment or service with the Company terminates for any other reason: (i) any outstanding options and awards (other than Naked Rights) shall be exercisable, to the extent exercisable on the date of termination, for a period of 90 days after the date of such termination if the recipient resigned, and 12 months after the date of such termination if it was an involuntary termination other than for cause; (ii) all Naked Rights not payable on the date of termination shall terminate immediately; and (iii) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired.


AMENDMENT, SUSPENSION OR TERMINATION OF THE PROGRAM

         The Program will terminate on the day preceding the tenth anniversary of its adoption, unless sooner terminated by the Board. Prior to that date, the Program Administrator may amend, modify, suspend or terminate the Program, provided, however, that (a) stockholder approval is obtained when required by law, and (b) no such amendment, modification, suspension or termination by the Program Administrator shall adversely affect the rights of participants, without their consent, under any outstanding option, stock appreciation right, or performance share.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND AWARDS

         BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS OF THE PROGRAM ARE ADVISED TO CONSULT THEIR OWN PERSONAL TAX ADVISORS. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

         ISOS. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise). The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee' s "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

         If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO Shares equal to the amount realized upon such sale minus the optionee `s tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee `s tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee' s tax basis in the shares. If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee' s death, and pledges and hypothecations of ISO Shares.

         SUPPLEMENTAL STOCK OPTION PLAN. No income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a supplemental stock option, the optionee will be subject to ordinary income tax equal to the excess of the fair market value of the stock on the exercise date over the exercise price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income realized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

         STOCK APPRECIATION RIGHT. Neither the holder of a Tandem Option nor the holder of a Naked SAR will be deemed to receive any income at the time a SAR is granted. When any part of a SAR is exercised, the optionee will be deemed to have received ordinary income on the exercise date in an amount equal to the sum of the fair market value of shares and cash received. The Company will be entitled to a corporate income tax deduction in an equal amount. Income recognized by an optionee upon the exercise of a SAR will be subject to federal withholding taxes.

         PERFORMANCE SHARES. In general, participants will not realize taxable income at the time of the grant of such an award. Participants will be subject to tax at ordinary income rates on the value of such awards when payment is received. If, however, an award is structured to permit a participant to postpone payment, the participant becomes taxable at ordinary income rates when payment is made available or the award is no longer subject to a substantial risk of forfeiture. If the award is paid in shares, taxable income will be the fair market value of the shares either at the time the award is made available or at the time any restrictions (including restrictions under Section 16b of the Exchange Act) subsequently lapse.

         PERSONS SUBJECT TO LIABILITY UNDER SECTION 16(b) OF THE EXCHANGE ACT. Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" (as defined under Section 16 of the Exchange Act) and holders of more than 10% of the Company's outstanding Shares.

         COMPENSATION DEDUCTION LIMITATION. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to any of the other four most highly compensated officers, in excess of $1.0 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, if various requirements are satisfied. The Company intends that options and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation," so that such awards will not be subject to the deductibility cap.

         WITHHOLDING. If the Company determines that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is required as a condition of, or in any connection with, the exercise or delivery or purchase of shares pursuant to the exercise of any option, stock appreciation right or performance share under the Program, then the exercise of the option, stock appreciation right or performance share shall not be effective unless the withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

         The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required for approval of Proposal Three. If the stockholders do not vote for approval, the 1991 Program will expire in 2000 and no plan will be in place for an equity compensation program. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" the acceptance of the Program.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 2000 EQUITY COMPENSATION PROGRAM.

                                  PROPOSAL FOUR

                          ADOPTION OF AMENDMENT TO THE

                  INRAD, INC. KEY EMPLOYEE COMPENSATION PROGRAM


         The Board of Directors proposes that stockholders approve an amendment (the "1991 Program Amendment") to the Company's 1991 Key Employee Compensation Program (the "1991 Program"), adopted by the Board on May 5, 2000. A summary of certain terms of the 1991 Program appears in the Company's Definitive Proxy Statement for its annual meeting of shareholders held on June 20, 1996, filed with the Securities and Exchange Commission on May 21, 1996.


PROPOSED AMENDMENT

         If the 1991 Program Amendment is approved, the first sentence of
Section 1 of the 1991 Program would read in its entirety as follows:

         The Program shall be administered by a committee appointed by the Board of Directors of the Corporation and composed solely of at least two members of the Board.

         If the 1991 Program Amendment is approved, the text of Section 4 of the 1991 Program would read in its entirety as follows:

         Article 4. ELIGIBILITY AND PARTICIPATION. All directors, officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.


GENERAL EFFECT OF THE PROPOSED 1991 PROGRAM AMENDMENT AND REASONS FOR APPROVAL

         The proposed 1991 Program Amendment would remove the requirement that members of the Board serving on the committee to administer the 1991 Program not have been granted, during the 12 months preceding election to such committee, any options or performance shares under the 1991 Program or any equity securities pursuant to any other plan of the Company or its affiliates.

         The proposed 1991 Program Amendment would also expand the list of individuals eligible for selection by the Program Administrators to participate in all four plans of the 1991 Program to all directors, officers, employees and consultants of the Company and is subsidiaries. At present, (i) only regular full-time employees (including officers) of the Company and its subsidiaries are eligible for selection to participate in any of the four plans, and (ii) directors who are not full-time employees of the Company or its subsidiaries are not eligible to participate in Plans I and IV.


         The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment to the 1991 Program. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" the adoption of the amendment to the 1991 Program.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENT TO THE COMPANY'S 1991 KEY EMPLOYEE COMPENSATION PROGRAM.

                               EXECUTIVE OFFICERS



The executive officers of the Company are Daniel Lehrfeld, Maria Murray, William
S. Miraglia, Relinda C. Walker, and Devaunshi Sampat.

         Daniel Lehrfeld joined the Company in 1999 as President and Chief Operating Officer. In April 2000 he was appointed Chief Executive Officer. Prior to joining the Company, Mr. Lehrfeld held the position of Vice President and General Manager of the Electro-Optics Center, a division successively of the Raytheon, GM/Hughes Electronics and Magnavox Electronic Systems Corporation. He has also held executive positions with Philips Laboratories and Grumman Aerospace Corporation. Mr. Lehrfeld holds B.S. and M.S. degrees from Columbia University School of Engineering and Applied Science and an M.B.A. degree from the Columbia Graduate School of Business.

         Maria Murray joined the Company in January 1989, became Vice President of R&D Programs in 1993, and was appointed Sr. Vice President, Business Development in 1999. Prior to joining INRAD, she held positions in electronic design engineering in the laser and communication industries. She holds a B.S. degree in Electrical Engineering from the University of Central Florida.

         William S. Miraglia joined the Company as Secretary and Chief Financial Officer in June 1999. Previously, he held the position of Vice President of Finance for a division of UNC, Inc., a NYSE aviation company. Prior to his last position, Mr. Miraglia has held management positions in the aerospace industry and in public accounting. He holds a B.B.A. from Pace University, and an M.B.A from Long Island University and is a Certified Public Accountant.

         Relinda C. Walker joined the Company as Vice President, Manufacturing in May 1999. Previously, Ms. Walker held the position of Vice President at Instruments, SA where she directed a business unit. Ms. Walker holds a B.S. and M.S. in Mathematics from Emory University.

         Devaunshi Sampat joined the Company in 1998. In 1999 she was appointed Vice President of Marketing and Sales. Prior to joining the Company, Ms. Sampat held sales management positions within the Photonics industry with Princeton Instruments and Oriel Instruments. Ms. Sampat holds a B.S. in Medical Technology from the University of Bridgeport.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided in the Company's by-laws.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION



         The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and its subsidiaries, to or with respect to the Company's Officers, whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:


Name and Position                                                                 STOCK
-----------------                                                                 -----
                                                    SALARY          BONUS        OPTIONS
                                                    ------          -----        -------
Warren Ruderman,             1999                  $130,000         none         none
Chairman and Chief           1998                  $130,000         none         none
Executive Officer            1997                  $130,000         none         none



Daniel Lehrfeld,             1999                  $40,000*         none         100,000
President and Chief          1998                   N/A             N/A          N/A
Operating Officer            1997                   N/A             N/A          N/A



Maria Murray,                1999                   $110,000        9,500        30,000
Vice President,              1998         Less than $100,000        none         none
Business Development         1997         Less than $100,000        none         10,000



Devaunshi Sampat,            1999         Less than $111,000        22,600       20,000
Vice President,              1998         Less than $100,000        none         7500
Sales and Marketing          1997         Less than $100,000        none         none


*  Compensation commencing as of October 1999 Employment Date.



(A) During the periods covered, no Officer received perquisites (i.e., personal benefits) in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



         During the year ended December 31, 1999 approximately 6% of the Company's net product sales were through a foreign agent, in which Dr. Warren Ruderman a principal shareholder, has an investment. Terms of sales to this foreign agent were substantially the same as to unrelated foreign agents.

         During 1999 Clarex Ltd., a principal shareowner and debt holder of the Company, purchased 500 shares of 10% convertible Preferred stock for $500,000. Such shares are convertible into 500,000 shares of Common Stock.

         During FY 2000, Clarex Ltd., a principal shareholder and debt holder of the Company, exercised 250,000 warrants at a price of $.6875 per share and 95,000 warrants at a price of $1.50 per share and received 345,000 shares of Common Stock of the Company. The same shareholder also converted a $250,000 secured convertible debenture into 200,000 shares of the Company's Common Stock. Also during 2000 William F. Nicklin, a shareholder, converted a $100,000 convertible debenture into 80,000 shares of the Company's Common Stock.
















      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


Holtz Rubenstein & Company LLP, independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2000. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires. The representative is expected to be available to respond to appropriate questions from shareholders.



                                  OTHER MATTERS


At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matters would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.



                 NOTICE REGARDING FILING OF SHAREOWNER PROPOSALS
                             AT 2001 ANNUAL MEETING


As a result of regulations issued by the Securities and Exchange Commission, the Company must receive all shareowner proposals for the 2001 Annual Meeting by February 22, 2001.





                                         By Order of the Board of Directors




                                         William S. Miraglia, Secretary




Dated:    July 24, 2000









--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                    EXHIBIT A


                                   INRAD, INC.

                        2000 EQUITY COMPENSATION PROGRAM



                  1. PURPOSES. This INRAD, Inc. Equity Compensation Program (the "Program") is intended to secure for INRAD, Inc. (the "Corporation"), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the "Subsidiaries"), and its shareholders, the benefits arising from ownership of the Corporation's Common Stock, par value $.01 per share ("Common Stock"), by those selected directors, officers, key employees and consultants of the Corporation and the Subsidiaries who are responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

                  2. ELEMENTS OF THE PROGRAM. In order to maintain flexibility in the award of benefits, the Program is comprised of four parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental Plan"), the Stock Appreciation Rights Plan ("SAR Plan"), and the Performance Share Plan ("Performance Share Plan"). Copies of the Incentive Plan, Supplemental Plan, SAR Plan, and Performance Plan are attached hereto as Parts I, II, III, and IV, respectively. Each such plan is referred to herein as a "Plan" and all such plans are collectively referred to herein as the "Plans." The grant of an option, stock appreciation right, or performance share under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right or performance share under any of the other Plans.

                  3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading "General Provisions of the Equity Compensation Program" (the "General Provisions").

              GENERAL PROVISIONS OF THE EQUITY COMPENSATION PROGRAM

                  Article 1. ADMINISTRATION. The Program shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or any duly created committee appointed by the Board and charged with the administration of the Program. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such committee shall consist solely of "Outside Directors" (as defined herein). The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator". Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right, or performance share granted pursuant to the Program. For purposes of the Program, the term "Outside Director" shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and
(d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and the regulations thereunder.

                  Article 2. AUTHORITY OF PROGRAM ADMINISTRATOR. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom options, stock appreciation rights, and performance shares shall be granted under the Program; (e) to determine the time or times at which options, stock appreciation rights, or performance shares shall be granted under the Program; (f) to determine the number of shares subject to any option or stock appreciation right under the Program and the number of shares to be awarded as performance shares under the Program as well as the option price, and the duration of each option, stock appreciation right, and performance share, and any other terms and conditions of options, stock appreciation rights, and performance shares; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

                  Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. The maximum aggregate number of shares of Common Stock issuable pursuant to the Program shall be 1,500,000 shares. No one person participating in the Program may receive options, separately exercisable stock appreciation rights or other awards for more than 400,000 shares of Common Stock in any calendar year. All such shares may be issued under any Plan, which is part of the Program. If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the Program. If the performance objectives associated with the grant of any performance shares are not achieved within the specified performance objective period or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  Article 4. ELIGIBILITY AND PARTICIPATION. All directors, officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible to participate in the Program. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant.

                  Article 5. EFFECTIVE DATE AND TERM OF PROGRAM. The Program shall become effective May 5, 2000 upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors. The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

                  Article 6. ADJUSTMENTS. In the event that the outstanding shares of Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options, stock appreciation rights, and performance shares may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, stock appreciation rights, and performance shares or portions thereof, which shall have been granted prior to any such Adjustment Event, shall likewise be made. Any such adjustment in outstanding options and stock appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or stock appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or stock appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

                  Article 7. TERMINATION AND AMENDMENT OF PROGRAM AND AWARDS. No options, stock appreciation rights or performance shares shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option, stock appreciation right or performance share issued under the Program, provided, however, that (a) any shareholder approval required by applicable law or regulation shall be obtained and (b) no amendment, suspension or termination of the Program or of any outstanding option, stock appreciation right or performance share shall, without the consent of the person who has received an option, stock appreciation right, or performance share, impair any of that person's rights or obligations under such option, stock appreciation right or performance share.

                  Article 8. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any option or stock appreciation rights granted pursuant to the terms of the Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or stock appreciation right or achievement of his or her performance objective until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

                  Article 9. RESERVATION OF SHARES OF COMMON STOCK. During the term of the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

                  Article 10. TAX WITHHOLDING. The exercise of any option, stock appreciation right or performance share under the Program is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option, stock appreciation right or performance share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

                  Article 11. EMPLOYMENT; SERVICE AS A CONSULTANT OR DIRECTOR. Nothing in the Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a consultant to or director of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

                  Article 12. INVESTMENT LETTER; RESTRICTIONS ON OBLIGATION OF THE CORPORATION TO ISSUE SECURITIES; RESTRICTIVE LEGEND. Any person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder. All shares of Common Stock and other securities issued pursuant to the Program shall bear a restrictive legend referring to any restrictions on transferability applicable thereto, including those imposed by federal and state securities laws.

                  Article 13. RIGHTS UPON TERMINATION OF EMPLOYMENT, SERVICE AS A CONSULTANT OR SERVICE AS A DIRECTOR. Notwithstanding any other provision of the Program, any benefit granted to an individual who has agreed to become an employee or a consultant of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person will not become an employee or consultant of the Corporation or any Subsidiary. If a recipient ceases to be employed by or to provide consulting services or services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies, for any reason other than death or disability, then, unless any other provision of the Program provides for earlier termination or the Option grant agreement provides otherwise:

                  (a) all options and stock appreciation rights (other than "Naked Rights", as hereinafter defined) shall terminate immediately in the event the recipient's employment or consulting services are terminated for cause and shall be exercisable, to the extent exercisable on the date of termination, for a period of:

                      (i) 90 days after the date of such termination if such termination is due to the recipient's resignation; and

                      (ii) 12 months after the date of such termination if such termination is due to the involuntary termination of the recipient's service or employment other than for cause.

                  (b) subject to Section 5(b) of the SAR Plan, all Naked Rights not payable on the date of termination shall terminate immediately; and

                  (c) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired.

                  Article 14. RIGHTS UPON DISABILITY. If a recipient becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination or the Option grant agreement provides otherwise:

                  (a) all options and stock appreciation rights (other than Naked Rights) may be exercised, to the extent exercisable on the date of termination,, at any time within one year after the date of termination due to disability;

                  (b) all Naked Rights shall be fully paid by the Corporation as of the date of disability; and

                  (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other performance shares shall terminate immediately.

                  Article 15. RIGHTS UPON DEATH. If a recipient dies while employed by or while rendering consulting services or services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination or the Option grant agreement provides otherwise:

                  (a) all options and stock appreciation rights (other than Naked Rights) may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death,, at any time within one year after the date of death unless any other provision of the Program provides for earlier termination;

                  (b) all Naked Rights shall be fully paid by the Corporation as of the date of death; and

                  (c) all performance share awards for which all performance objectives have been achieved (other than continued employment or status as a consultant on the Vesting Date) shall be paid in full by the Corporation; all other performance share awards shall terminate immediately.

                  Article 16. NON-TRANSFERABILITY. Options and stock appreciation rights granted under the Program may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of an option granted pursuant to Part II of the Program to transfer options and/or stock appreciation rights granted in tandem with such options to a family member or a trust or partnership created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the applicable options or stock appreciation rights shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the applicable options or stock appreciation rights had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law. Common Stock, which represents either performance, shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods may not be sold, pledged, assigned or transferred in any manner.

                  Article 17 CHANGE IN CONTROL. The Program Administrator shall have the authority to provide, either at the time that any option or any stock appreciation right or performance share is granted or thereafter, that such option or stock appreciation right shall become fully exercisable upon the occurrence of a Change in Control Event or that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share or stock bonus award shall lapse upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if any of the following events occur:

                             (a) the consummation of any consolidation or merger
of the Corporation in which the Corporation is not the continuing or surviving corporation or any consolidation or merger in which the holders of the Corporation's Shares immediately prior to the consolidation or merger do not own fifty percent (50%) or more of the common stock of the surviving corporation immediately after the consolidation or merger; or

                             (b) the consummation of any sale, lease, exchange
or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

                             (c) an approval by the shareholders of the
Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

                             (d) (A) a purchase by any person (as such term is
defined in Section 13(d) of the Exchange Act), corporation or other entity of any voting securities of the Corporation (the "Voting Securities") (or securities convertible into Voting Securities) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, unless, prior to the making of such purchase of Voting Securities (or securities convertible into Voting Securities), the Board shall determine that the making of such purchase shall not be deemed a Change in Control for purposes of the Program, or (B) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding Voting Securities ordinarily (and apart from any rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not be deemed to constitute a Change in Control for purposes of the Program; or

                             (e) the individuals (A) who, as of the date on
which the Program is first adopted by the Board of Directors, constitute the Board (the "Original Directors") and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called "Additional Original Directors") and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

                  Article 18. MERGER OR ASSET SALE. For purposes of the Program, a merger or consolidation which would constitute a Change in Control Event pursuant to Article 17 and a sale of assets which would constitute a Change in Control Event pursuant to Article 17 are hereinafter referred to as "Article 18 Events". In the event of an Article 18 Event, each outstanding option, stock appreciation right, and performance share award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such Article 18 Event, to assume or so substitute each such option, stock appreciation right, and performance share award, each option, stock appreciation right, or performance share award not so assumed or substituted shall be deemed to be fully vested and exercisable. If an option, stock appreciation right or performance share award becomes fully vested and exercisable pursuant to the terms of this Article 18, the Program Administrator shall notify the holder thereof in writing or electronically that (a) such holder's option, stock appreciation right or performance share award shall be fully exercisable until immediately prior to the consummation of such Article 18 Event and (b) such holder's option, stock appreciation right or performance share award shall terminate upon the consummation of such Article 18 Event. For purposes of this Article 18, an option, stock appreciation right or performance share award shall be considered assumed if, following consummation of the applicable Article 18 Event, the option, stock appreciation right or performance share award confers the right to purchase or receive, for each share of Common Stock subject to the option, stock appreciation right or performance share award immediately prior to the consummation of such Article 18 Event, the consideration (whether stock, cash or other securities or property) received in such Article 18 Event by holders of Common Stock for each share of Common Stock held on the effective date of such
Article 18 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 18 Event is not solely common stock of such successor, the Program Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option, stock appreciation right or performance share award to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 18 Event.

                  Article 19. METHOD OF EXERCISE. Any optionee may exercise his or her option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Corporation, by tender of shares of Common Stock which have a Fair Market Value on the date of tender equal to the purchase price, or by a combination of checks and shares of Common Stock; provided however that any shares of Common Stock so tendered shall have been owned by the optionee for a period of least six months free of any substantial risk of forfeiture or were purchased on the open market without assistance, direct or indirect, from the Corporation. The Program Administrator shall, subject to such rules and procedures as the Program Administrator may prescribe, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

                  Article 20. TEN-YEAR LIMITATIONS. Notwithstanding any other provision of the Program, (a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

                  Article 21. SUNDAY OR HOLIDAY. In the event that the time for the performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

                  Article 22. GOVERNING LAW. The Program shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  Article 23. POOLING TRANSACTIONS. Notwithstanding anything contained in the Program to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction (as defined herein), the Program Administrator shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Corporation to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any benefit granted under the Program, (b) providing that the payment or settlement in respect of any such benefit be made in the form of cash, Shares or securities of a successor or acquirer of the Corporation, or a combination of the foregoing and (c) providing for the extension of the term of any such benefit to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any such benefit. For purposes of the Program, the term "Pooling Transaction" shall mean an acquisition of the Corporation in a transaction that is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

                  Article 24. COVENANT AGAINST COMPETITION. The Program Administrator shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any option, stock appreciation right or performance share under the Program upon the recipient's execution and delivery to the Corporation of an agreement in a form satisfactory to the Program Administrator containing such non-compete, non-solicitation and non-disclosure terms as shall be determined by the Program Administrator.

                                     PART I

                           INCENTIVE STOCK OPTION PLAN

                  The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part I of the Program:

                  Section 1. GENERAL. This Incentive Stock Option Plan ("Incentive Plan") is Part I of the Corporation's Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

                  Section 2. TERMS AND CONDITIONS. The Program Administrator may grant incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

                  Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

                  Section 4. PURCHASE PRICE. The option price with respect to any option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. For purposes of the Program, the phrase "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share of Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

                  Section 5. MAXIMUM AMOUNT OF OPTIONS IN ANY CALENDAR YEAR. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

                  Section 6. EXERCISE OF OPTIONS. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

                                                      Maximum Percentage of
                                                        Shares Covered by
                                                       Option That May be
                    During                                 Purchased
                    ------                                 ---------
       First 12 months after grant                        0

       First 24 months after grant                        33-1/3%

       First 36 months after grant                        66-2/3%

       Beyond 36 months after grant                       100%



               Section 7. FAILURE TO SATISFY APPLICABLE REQUIREMENTS. In the event that an option is intended to be granted pursuant to the provisions of this Incentive Plan but fails to satisfy one or more requirements of this Incentive Plan, such option shall be deemed to have been granted pursuant to the Supplemental Plan set forth as Part II of the Program, provided that such option satisfies the requirements of the Supplemental Plan.

                                     PART II

                         SUPPLEMENTAL STOCK OPTION PLAN

                  The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part II of the Program:

                  Section 1. GENERAL. This Supplemental Stock Option Plan ("Supplemental Plan") is Part II of the Corporation's Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

                  Section 2. TERMS AND CONDITIONS. The Program Administrator may grant supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

                  Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

                  Section 4. PURCHASE PRICE. The option price with respect to any option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

                  Section 5. EXERCISE OF OPTIONS. Unless otherwise provided by the Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

                                            Maximum Percentage of
                                              Shares Covered by
                                             Option That May be
                  During                          Purchased
                  ------                          ---------
         First 12 months after grant                0
         First 24 months after grant                33-1/3%
         First 36 months after grant                66-2/3%
         Beyond 36 months after grant               100%

                                    PART III

                         STOCK APPRECIATION RIGHTS PLAN


                  The following provisions shall apply with respect to stock appreciation rights granted by the Program Administrator pursuant to Part III of the Program:

                  Section 1. GENERAL. This Stock Appreciation Rights Plan ("SAR Plan") is Part III of the Corporation's Program.

                  Section 2. TERMS AND CONDITIONS. The Program Administrator may grant stock appreciation rights to any person eligible under Article 4 of the General Provisions. Stock appreciation rights may be granted either in tandem with supplemental stock options or incentive stock options as described in
Section 4 of this SAR Plan or as naked stock appreciation rights as described in
Section 5 of this SAR Plan.

                  Section 3. MODE OF PAYMENT. At the discretion of the Program Administrator, payments to recipients upon exercise of stock appreciation rights may be made in (a) cash by bank check, (b) shares of Common Stock having a Fair Market Value (determined in the manner provided in Section 4 of the Incentive
Plan) equal to the amount of the payment, (c) a note in the amount of the payment containing such terms as are approved by the Program Administrator or
(d) any combination of the foregoing in an aggregate amount equal to the amount of the payment.

                  Section 4. STOCK APPRECIATION RIGHT IN TANDEM WITH SUPPLEMENTAL OR INCENTIVE STOCK OPTION. A SAR granted in tandem with a supplemental stock option or an incentive stock option (in either case, an "Option") shall be on the following terms and conditions:

                  (a) Each SAR shall relate to a specific Option or portion of an Option granted under the Supplemental Plan or Incentive Plan, as the case may be, and may be granted by the Program Administrator at the same time that the Option is granted or at any time thereafter prior to the last day on which the Option may be exercised.

                  (b) A SAR shall entitle a recipient, upon surrender of the unexpired related Option, or a portion thereof, to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined in accordance with Section 4 of the Incentive Plan) of the shares of Common Stock which the recipient would have been entitled to purchase on that date pursuant to the portion of the Option surrendered over (ii) the amount which the recipient would have been required to pay to purchase such shares upon exercise of such Option.

                  (c) A SAR shall be exercisable only for the same number of shares of Common Stock, and only at the same times, as the Option to which it relates. SARs shall be subject to such other terms and conditions as the Program Administrator may specify.

                  (d) A SAR shall lapse at such time as the related Option is exercised or lapses pursuant to the terms of the Program. On exercise of the SAR, the related Option shall lapse as to the number of shares exercised.

                  Section 5. NAKED STOCK APPRECIATION RIGHT. SARs granted by the Program Administrator as naked stock appreciation rights ("Naked Rights") shall be subject to the following terms and conditions:

                  (a) The Program Administrator may award Naked Rights to recipients for periods not exceeding ten years. Each Naked Right shall represent the right to receive the excess of the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date of exercise of the Naked Right over the Fair Market Value of one share of Common Stock (determined in accordance with Section 4 of the Incentive Plan) on the date the Naked Right was awarded to the recipient.

                  (b) Unless otherwise provided by the Program Administrator at the time of award or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted Naked

       Rights, Naked Rights may only be exercised to the following extent during the following periods of employment or service as a consultant or director:

                                              Maximum Percentage
                                             of Naked Rights Which
                         During                May be Exercised
                         ------                ----------------
         First 12 months after award                0%
         First 24 months after award                33-1/3%
         First 36 months after award                66-2/3%
         Beyond 36 months after award               100%

                  (c) The Naked Rights solely measure and determine the amounts to be paid to recipients upon exercise as provided in Section 5(a). Naked Rights do not represent Common Stock or any right to receive Common Stock. The Corporation shall not hold in trust or otherwise segregate amounts which may become payable to recipients of Naked Rights; such funds shall be part of the general funds of the Corporation. Naked Rights shall constitute an unfunded contingent promise to make future payments to the recipient.

                                     PART IV

                             PERFORMANCE SHARE PLAN

                  The following provisions shall apply with respect to performance shares granted by the Program Administrator pursuant to Part IV of the Program:

                  Section 1. GENERAL. This Performance Share Plan ("Performance Share Plan") is Part IV of the Corporation's Program. Unless any provision herein indicates to the contrary, this Performance Share Plan shall be subject to the General Provisions of the Program.

                  Section 2. TERMS AND CONDITIONS. The Program Administrator may grant performance shares to any person eligible under Article 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Corporation contingent upon the achievement of specified performance objectives within a specified performance objective period including, but not limited to, the recipient's continued employment or status as a consultant through the end of such performance objective period. At the time of an award of a performance share, the Program Administrator shall specify the performance objectives, the performance objective period or periods and the period of duration of the performance share grant. Any performance shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected person upon the completion of specified conditions.

                  Section 3. MODE OF PAYMENT. At the discretion of the Program Administrator, payments of performance shares may be made in (a) shares of Common Stock, (b) a check in an amount equal to the Fair Market Value (determined in the manner provided in Section 4 of the Incentive Plan) of the shares of Common Stock to which the performance share award relates, (c) a note in the amount specified above in Section 3(b) containing such terms as are approved by the Program Administrator or (d) any combination of the foregoing in the aggregate amount equal to the amount specified above in Section 3(b).

                  Section 4. PERFORMANCE OBJECTIVE PERIOD. The duration of the period within which to achieve the performance objectives shall be determined by the Program Administrator. The period may not be less than one year nor more than ten years from the date that the performance share is granted. The Program Administrator shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 90 days after the end of each applicable performance objective period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

                                    EXHIBIT B

                                AMENDMENT TO THE
                  INRAD, INC. KEY EMPLOYEE COMPENSATION PROGRAM


         AMENDMENT made this 30th day of June 2000 to the INRAD, Inc. Key Employee Compensation Program (the "Program").

                              W I T N E S S E T H:

         WHEREAS, INRAD, Inc. (the "Corporation") and its shareholders heretofore adopted and established the Program effective in 1991; and

         WHEREAS, the Program reserves to the Program Administrators the right to amend the Plan, subject, generally, to the approval of the Corporation's shareholders; and

         WHEREAS, the Program Administrators desire to amend the Program, subject to the approval of the Corporation's shareholders, in the manner hereinafter provided;

         NOW, THEREFORE, the Program is hereby amended as follows:

                                      FIRST

         The first sentence of Section 1 of the Program ("Administration") is hereby amended in its entirety, to read as follows:

         "The Program shall be administered by a committee appointed by the Board of Directors of the Corporation and composed solely of at least two members of the Board."

                                     SECOND

         Section 4 of the Program ("Eligibility and Participation") is hereby amended in its entirety, to read as follows:

         "Article 4. ELIGIBILITY AND PARTICIPATION. All directors, officers, employees and consultants of the Corporation and the Subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. The term "employee" shall include any person who has agreed to become an employee and the term "consultant" shall include any person who has agreed to become a consultant."

                                      THIRD

         The foregoing Amendments shall, subject to the approval of the Corporation's shareholders, be effective as of the date first above-written.